Section 382 Rights Plan	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Section 382 Rights Plan
Section 382 Rights Plan
(10)	Section 382 Rights Plan

In 2020, in an effort to protect against certain acquisitions of the Company’s common stock (including unapproved third party initiated transactions), which could possibly limit the Company’s ability to utilize its NOLs if the overall transaction was not beneficial to shareholders, the Board adopted a Section 382 rights plan (referred to as the Rights Agreement). As noted above, the Company entered into the Merger Agreement, which requires that the Rights Agreement be terminated prior to the effective time of the Merger. On August 13, 2025, Enzon entered into an amendment to the Rights Agreement to provide that the Final Expiration Date (as defined in the Rights Agreement) of the rights issued thereunder would be the close of business on September 30, 2025. On September 30, 2025, Enzon entered into an amendment to the Rights Agreement to provide that the Final Expiration Date (as defined in the Rights Agreement) of the rights issued thereunder would be the close of business on December 31, 2025. If the Merger has not closed by December 31, 2025, Enzon may seek to further extend the Final Expiration Date under the Rights Agreement. Once the Rights Agreement terminates, the protections afforded by the Rights Agreement will no longer be in effect. Details of that plan are disclosed in summary in the Company’s Form 10-K for December 31, 2024, as amended, and in detail in Exhibits 4.2, 4.3, 4.4 and 4.5 thereto, and in Exhibit 4.1 and 4.2 hereto.

(11)	Section 382 Rights Plan

On August 14, 2020, in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use its NOLs, the Board adopted a Section 382 rights plan and declared a dividend distribution of one right for each outstanding share of the Company’s common stock to stockholders of record at the close of business on August 24, 2020. Accordingly, holders of the Company’s common stock own one preferred stock purchase right for each share of common stock owned by such holder. The rights are not immediately exercisable and will become exercisable only upon the occurrence of certain events as set forth in the Section 382 rights plan. If the rights become exercisable, each right would initially represent the right to purchase from the Company one one-thousandth of a share of the Company’s Series A-1 Junior Participating Preferred Stock, par value $0.01 per share, for a purchase price of $1.20 per right. If issued, each fractional share of Series A-1 Junior Participating Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of the Company’s common stock. However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including any dividend, voting or liquidation rights. The rights will expire on the earliest of (i) the close of business on June 2, 2024 (unless that date is advanced or extended by the Board), (ii) the time at which the rights are redeemed or exchanged under the Section 382 rights plan, (iii) the close of business on the day of repeal of Section 382 of the Code or any successor statute or (iv) the close of business on the first day of a taxable year of the Company to which the Company’s Board of Directors determines that no NOLs may be carried forward.

On May 16, 2024, the Company entered into the Second Amendment to the Section 382 Rights Agreement, which extends the expiration date to the close of business on March 31, 2025.